As filed with the Securities and Exchange Commission on May 23, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2023

B&G Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BGS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of B&G Foods held on May 17, 2023, our stockholders approved an amendment to our Omnibus Incentive Compensation Plan (which we refer to in this report as the Omnibus Plan). Upon the recommendation of our compensation committee, our board of directors had previously adopted the amendment to our Omnibus Plan, subject to stockholder approval. The amendment increases the number of shares of common stock available for grant under the plan by 5,000,000.

The Omnibus Plan is described in Proposal No. 5 in our proxy statement for the 2023 annual meeting of stockholders filed with the SEC on March 30, 2023. The descriptions of the Omnibus Plan contained in this report and in the proxy statement are qualified in their entirety by reference to the full text of the Omnibus Plan, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.        Submission of Matters to a Vote of Security Holders.

B&G Foods’ annual meeting of stockholders was held on May 17, 2023. The matters voted upon and the results of the voting were as follows:

Proposal No. 1: The stockholders elected ten directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Votes
DeAnn L. Brunts	35,534,493	2,235,455	263,736	18,723,686
Debra Martin Chase	34,626,324	3,145,856	261,504	18,723,686
Kenneth C. Keller	35,198,760	2,543,955	290,970	18,723,686
Charles F. Marcy	34,202,614	3,565,711	265,360	18,723,686
Robert D. Mills	35,742,642	2,026,977	264,066	18,723,686
Dennis M. Mullen	29,709,836	8,056,588	267,260	18,723,686
Cheryl M. Palmer	34,791,571	2,979,609	262,504	18,723,686
Alfred Poe	34,402,489	3,357,860	273,336	18,723,686
Stephen C. Sherrill	34,396,629	3,355,055	282,000	18,723,686
David L. Wenner	35,044,125	2,727,324	262,236	18,723,686

Proposal No. 2: The stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2023 annual meeting proxy statement.

For	Against	Abstain	Broker Non-Votes
33,988,414	3,411,550	633,720	18,723,686

Proposal No. 3: The stockholders approved, on an advisory basis, having an advisory vote on named executive officer compensation every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
35,929,841	435,610	1,332,117	336,116	18,723,686

In accordance with the board of directors’ recommendation and the voting results on this advisory proposal, the board has determined that B&G Foods will continue to hold an advisory vote on named executive officer compensation every year.

Proposal No. 4: The stockholders approved a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023 (fiscal 2023).

For	Against	Abstain	Broker Non-Votes
55,412,952	950,453	393,965	—

Proposal No. 5: The stockholders approved a proposal to amend our Omnibus Plan to increase the number of shares of common stock available for grant under the plan by 5,000,000.

For	Against	Abstain	Broker Non-Votes
27,773,163	9,637,947	622,575	18,723,686

Item 9.01.        Financial Statements and Exhibits.

(d)       Exhibits.

10.1	B&G Foods, Inc. Omnibus Incentive Compensation Plan, as amended and restated through May 17, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: May 23, 2023	By:	/s/ Scott E. Lerner
Scott E. Lerner
Executive Vice President,
General Counsel and Secretary